THIS INDENTURE made the 1st day of May, One thousand nine hundred and ninety seven BETWEEN Aidan McGuinness and Mark McGuinness both c/o Premier Worldwide Beers Plc having its principal office in Ireland at Enfield Industrial Estate, Enfield, Co. Kildare (hereinafter together called "the Lessors" which expression shall where the context so requires or admits include their heirs administrators executors successors and assigns) of the One Part AND Celtic Brew LLC having its principal office at One Galleria Boulevard, Suite 912, Metairie, Louisiana, 70001, USA (hereinafter called "the Lessee" which expression shall where the context so requires or admits include its successors and assigns) of the Other Part.

WITNESSETH as follows:

1. That in consideration of the rent hereinafter reserved and of the covenants and conditions by the Lessee hereinafter contained the Lessors both hereby demise unto the Lessee ALL THAT AND THOSE the premises described in the First Schedule hereto (hereinafter referred to as "the Demised Premises") together with the license (in common with Twinmeadow Limited) to use the areas marked as adjoining the Demised Premises as shown on the map annexed hereto and thereon outlined in blue ("the Licensed Area") and the right to walk over those portions of the premises adjoining both the Demised Premises and the Licensed Area being those areas set out on the map attached hereto and rooms hatched.

     All such areas are hereinafter called "the Leased Area" EXCEPTING AND RESERVING as in the Second Schedule hereto provided TO HOLD the Demised
     Premises  with  the  appurtenances    EXCEPTING  AND RESERVING as aforesaid
     unto the Lessee for the term set out in the Fourth Schedule hereto YIELDING AND PAYING therefor during the said term yearly and proportionately for any fraction of a year the rent therein provided together with such sum or sums as shall be equal to two thirds of the amount which the Lessors may expend in effecting and maintaining the insurance of the Leased Areas in the full reinstatement value thereof (including Architects' and Quantity Surveyors' fees and other incidental expenses) together with two years rent against loss or damage by fire, explosion, aircraft, storm or tempest (including lightning) or such other risks as the Lessors may from time to time determine (hereinafter referred to as "the insured risks") such sum or sums to be paid without deduction on the gale day next ensuing.

2. The Lessee to the intent that its obligations may continue throughout the term hereby granted hereby covenants with the Lessors to observe the Special Conditions (if any) set out in the Third Schedule hereto and:


     (a) To pay during the said term the said reserved rents at all times and in the manner aforesaid without any deduction.

     (b) To bear pay and discharge all existing and future rates including water rates, taxes, charges, assessments, duties, impositions and outgoings whatsoever (together "Outgoings") which are or may hereafter be imposed upon or charged upon the Demised Premises or the owner or occupier in respect thereof (Lessors' Property Tax only excepted) and to pay two thirds of the outgoings in respect of the Licensed Area and a fair proportion of the outgoings in respect of the Common Areas.

     (c) To keep and maintain the Demised Premises with the appurtenances and all doors, windows, glass in windows, partitions, boundary walls, party walls and fences, drains, pipes, sanitary and water apparatus and all lights, signs, electrical installations and other fixtures and things which are now or at any time during the term may be erected or made on the Demised Premises in good and sufficient order repair and condition (damage by insured risks excepted).

     (d) To keep the Demised Premises clean and tidy and free from deposits and materials or refuse and not to bring or keep or suffer to be brought or kept on the Demised Premises or any part thereof any dump or refuse or scrap heap or anything which in the opinion of the Lessors is or may become unclean, unsightly, noisome or offensive to the Lessors or to the owners or occupiers of neighbouring premises.

     (e) Not without the consent in writing of the Lessors to make any additional alteration either internal or external in the Demised Premises.

     (f) Not to build or erect or permit to be built or erected any building or structure whatsoever whether moveable or not in or upon or abutting upon the Demised Premises without the previous consent in writing of the Lessors.

     (g) To keep the demises premises in good decorative order repair and condition throughout (damage by insured risks excepted) and to maintain a clean and attractive appearance of same at all times during this demise and in particular, but without limiting the generality of the foregoing:

          (i) to paint with three coats of good quality paint based on oil and other suitable materials in a proper workmanlike manner all the interior of the Demised Premises and all additions thereto heretofore or usually painted in each succeeding fifth year of this demise;

          (ii) after every such painting to grain, varnish, distemper, wash, whiten and colour all such parts that are usually so dealt with;

          (iii) to paint, grain, varnish and colour in a proper and workmanlike manner all the external wood, iron and other external parts of the Demised Premises that are usually painted, grained, varnished and colour with three coats of good quality paint, based on oil and other suitable materials to the approval of the Lessors in every succeeding third year of the demise: and

          (iv) To pay two thirds of the costs of carrying out similar works in relation to Licensed Area; and

          (v) To pay a fair proportion of doing much costs in relation to the Common Areas.

     (h) To permit the Lessors or its agents at all reasonable times to enter upon the Demised Premises to view the state of repair and condition thereof and upon notice in writing being given by the

          Lessors to repair and make good all wants of reparation which shall be specified in such notice within three months after receipt thereof and in accordance with the covenant on that behalf hereinbefore contained.

     (i) To execute all such works as are or may be directed or required by any Local or Public Authority to be executed during any time during the term or in pursuance of any Act or Acts of the Oireachtas already passed or hereafter to be passed on or in respect of the Demised Premises in particular to comply with any obligations imposed on the Lessee by the provisions of the Factories Act (where appropriate Offices Accommodation Act) or any regulations thereunder and keep the Lessors fully and effectually indemnified against all proceedings costs expenses claims and demands in respect thereof.

     (j) To permit the Lessors and its agents, officers, servants, contractors, licencees and with all necessary appliances and at all reasonable times during the demise (after at least twenty four hours written notice to the Lessee except in the case of emergency) to enter the Demised Premises to secure and exercise any of the rights excepted and reserved in the Second Schedule hereto PROVIDED THAT the person or persons so entering shall cause as little damage to the Demised Premises as may be and shall make good all damage thereto occasioned by such entry without unreasonable delay but without payment of compensation for any annoyance, nuisance, damage, noise, vibration or inconvenience caused to the Lessee.

     (k) To use the Demised Premises and the Licensed Area for the purpose of the business set out in the Fifth Schedule hereto only and not without the consent of the Lessors in writing to use or permit or suffer the same or any part thereof to be used for any other purpose.

     (l) Not to do or omit or suffer to be done or omitted anything on the Demised Premises the doing or omission of which shall be in contravention of the Local Government (Planning and Development) Acts 1963 to 1992 and/or the Building Control Act 1990 and any Act or Acts for the time being in force amending or replacing the same and any orders regulations or directions issued under or by virtue of the said Act and to comply with any notice in relation to the Demised Premises lawfully served by any Planning

          Authority under the said Acts and to indemnify the Lessors against all liability in respect thereof.

     (m) Not to do or suffer to be done anything in or on the Demised Premises or any part thereof which may be or become a nuisance, damage, disturbance, danger or inconvenience to the Lessors or the owners or Lessees or occupiers of neighbouring or adjoining premises.

     (n) Not to assign sub-let or part with or share possession of the Demised Premises or any part thereof without the consent in writing of the Lessors which consent shall not be unreasonably withheld.

     (o) To permit the Lessors during the three months immediately preceding the termination of this demise (whether by effluxion of time or otherwise) to affix and retain without interference upon any part of the Demised Premises a notice for the disposal of the same and to permit persons with written authority from the Lessors or its agents at all reasonable times to view the demised premises.

     (p) To give immediate notice to the Lessors of any claims made which affect or might affect the Lessors' interest in the Demised Premises or any part thereof.

     (q) To yield up the Demised Premises with the fixtures and fittings and additions thereto (tenant's fittings and fixtures only excepted) at the expiration or sooner determination of the said term in good and substantial repair and condition (Lessors' fixtures, fittings and appurtenances being duly replaced) in accordance with the several covenants hereinbefore contained.

     (r) Not to affix or exhibit or permit to be affixed or exhibited to or upon the exterior of the Demised Premises or any part thereof any sign, notices, posters, placards or advertisements whatsoever, except such as shall have been previously approved in writing by the Lessors and not to place or display any goods outside the Demised Premises or on any footpath abutting same or in the entrance thereto and not to cause any obstruction on any part of the Demised Premises.

     (s) Not without the prior consent in writing of the Lessors to install any television or other aerial on the roof or other external parts of the Demised Premises.

     (t) Not to permit or suffer any encroachment on the Demised Premises or the acquisition of any new right of light, passage, drainage or other easement on, over or under the Demised Premises and if any such encroachment or easement shall be made or acquired or threatened to be acquired forthwith to give notice to the Lessors and at the cost of the Lessee to do all such things as may be proper or necessary for the purpose of preventing the making of such encroachment or the acquisition of such easement or rights.

     (u) Not to do or permit or suffer to be done any act or thing which may render any increased premium payable for insurance of the Demised Premises or the rent thereof or any adjoining or nearby premises or the rent thereof which may make void or voidable any policy or policies of insurance thereon and without prejudice to the Lessors right of action in respect of any breach of the provision contained in this paragraph to repay to the Lessors all sums paid by way of increased premiums and all expenses incurred by it consequent upon any breach of the provisions contained in this paragraph and all such payments shall be added to the rent reserved and to the sum in respect of insurance premium made payable by this Indenture and recoverable as rent in arrears.

     (v) Not to stuff up or obstruct or permit or suffer to be stuffed up or obstructed or allow any deleterious matter to enter the drains, sewers, gutters, pipes, channels and watercourses of the Demised Premises or any adjoining premises.

     (w)  To pay the Stamp Duty on this Agreement and Counterpart.

     (x) Not to fix or place on or upon or suffer to be fixed or placed upon the Demised Premises any machinery article or substance which in the opinion of the Surveyor for the time being of the Lessors shall be liable to overload the floors of or to damage the structure of the buildings forming part of the Demised Premises.

     (y) To pay all expenses (including Solicitors' costs and Surveyors' fees) incurred by the Lessors incidental to the preparation and service of a notice under Section i4 of the Conveyancing Act 1881 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court.

          All references to the expression the "Demised Premises" in this clause shall be deemed to include additionally the Licensed Area and the Common Area save that the obligations of the Leesee in respect of such areas shall be deemed to be several in conjunction with the lessee from time to time or the other licencee entitled to use the Licensed Area and the other user of the Common Areas. In so far as any financial obligation may arise against the Lessee in relation to the Licenced Area and/or the common areas its obligations thereunder shall be two thirds of the said financial obligation.

3.   The Lessors hereby covenants with the Lessee as follows:

     (1) That the Lessee paying the rent hereby reserved and additional sums hereby made payable and observing and performing the covenants and conditions and stipulations on its part herein contained shall peaceably hold and enjoy the Demised Premises during this demise without any interruption by the Lessors or any person rightfully claiming under or in trust for him.

     (2) To insure and keep insured or procure the insurance of the Demised Premises against the insured risks and will on every reasonable request produce or procure the production to the Lessee of the policy or policies of such insurance and the receipt or receipts for the last premiums paid therefor and in case the Demised Premises or any part thereof shall be burned down or damaged by fire or such other perils insured against as aforesaid will forthwith pay out or procure to be paid out the money so received by virtue of such insurance and all such further sums of money as shall be requisite in rebuilding and reinstating the Demised Premises according to the plans and elevations thereof prior to such fire or other event.

4. In case the Leased Area or any part thereof shall at any time during the said term be destroyed or damaged by any of the insured risks so as to render the Demised Premises unfit for occupation use and access and the policy or policies of insurance shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of some act or default by the Lessee or the Lessee's servants agents licensees or invitees the rent hereby reserved (or a fair proportion thereof according to the nature and extent of the damage sustained) shall be suspended until the Demised Premises shall be again rendered fit for occupation use and access or until the expiration of two years from the date of such destruction or damage whichever period shall be the shorter and in case of difference touching this provision the same shall be referred to the award of a single Arbitrator if the parties can agree upon one and otherwise to two Arbitrators one to be appointed by each party and in either case in accordance with the Arbitration Acts 1954 - 1980 or any statutory modification thereof for the time being in force.

5. If and whenever during the said term the rent hereby reserved, the insurance premiums or any additional sums or any part thereof shall be in arrear and unpaid for twenty-one days next after becoming payable (whether formally demanded or not) or if and whenever there shall be any breach or non-performance or non-observance of any of the covenants on the part of the Lessee herein contained or if the Lessee or any of them (being individuals) shall become bankrupt or if the Lessee (being a company) shall enter into liquidation whether compulsory or voluntary or if the Lessee for the time being or any of them shall enter into an arrangement or composition for the benefit of the Lessee's creditors or shall suffer any distress or execution to be levied on the Lessee's goods then and in any of the said cases it shall be lawful for the Lessors at any time thereafter and notwithstanding the waiver of any previous right or reentry into and upon the Demised Premises or any part thereof in the name of the whole and thereupon the said term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any antecedent breach of any of the covenants herein contained.

          FIRST SCHEDULE

      (The Demised Premises)

ALL THAT AND THOSE the premises at Enfield Industrial Estate, Enfield, Co. Kildare as more particularly shown on the map annexed hereto and outlined in red.

          SECOND SCHEDULE

   (Exceptions and Reservations)


1.   The airspace above the Demised Premises or any part thereof.

2. The full free and uninterrupted passage and running of water and soil gas electricity telephone and all other services supplied in or under the Demised Premises.

3. Full free right and liberty to enter upon the Demised Premises at all reasonable times in order to build on or into any dividing boundary or party wall or fence of the Demised Premises subject to all damage thereby occasioned being made good with all convenient speed by the person or persons exercising such right or to gain access to any sewer, manhole, cable or other service and to carry out repairs thereto.

          THIRD SCHEDULE

       (Special Conditions)













          FOURTH SCHEDULE

   (Term Rent and Manner Payable)


TERM: 21 years from the 1st day of March 1997 subject to the right of the Lessee at any time by six months notice expiring on the fifth, tenth and fifteenth anniversaries of 1st March, 1997 to terminate this Lease.

RENT: (a) For the first five years of the said term the yearly rent of (Pounds)8,333.

          (b) For the next five years of the said term and for each successive period of years thereafter such rent as shall have been agreed between the Lessors and the Lessee to be the current open market rental value of the Demised Premises at that time, and the following provisions shall apply for the purpose of ascertaining the several rents for such periods respectively:

(1) An Agreement between the Lessors and the Lessee as to the rent to operate for each relevant period of years (hereinafter called "the new rent") shall be in writing signed by both parties.

(2) If such agreement has not been made six months before the commencement of the relevant period of five years the Lessors may require an independent Chartered Surveyor (hereinafter called "the Surveyor") to be appointed to determine the new rent. The Surveyor may be appointed by the Chairman for the time being of the Irish Branch of the Royal Institute of Chartered Surveyors on the application of either the Lessors or the Lessee.

(3) If the said Chairman shall for any reason not be available or be unable to make such appointment at the time of application therefor the appointment may be made by the Vice-Chairman or next senior officer of that branch then available and able to make such appointment or if no such officer shall be available or able, then such officer of such professional body of Surveyors or Valuers as the Lessors shall designate and any reference hereafter to the said Chairman shall be deemed to include a reference to such Vice-Chairman or other Officer.

(4) Notice in writing of his appointment shall be given by the Surveyor to the Lessors and the Lessee inviting each to submit within a specified period (which shall not exceed four weeks) a valuation accompanied if desired by a statement of reasons.

(5) The expression "current open market rental value" means a sum in relation to the relevant period of years determined in manner herein provided as being at the time of such determination the annual rent at which the Demised Premises might reasonably be expected to be let in the open market by a willing Lessors on a lease for a term of years equivalent in length to the residue then unexpired of the term of years hereby granted with vacant possession at the commencement of the term but upon the supposition (if not a fact) that the Lessee has complied with the obligations as to repair and decoration herein imposed on the Lessee such Lease being in the same terms and conditions other than as to the amount of rent and the length of the term as are herein contained without the payment of any fine or premium and disregarding (if applicable):

     (a)  Any goodwill that may exist in respect of the Demised Premises.

     (b)  Any improvements lawfully made by the Lessee to the Demised Premises.

(6) The Surveyor shall act as an expert and not as an arbitrator and his decision shall be final and binding on both parties.

(7) The Surveyor shall give notice in writing of his decision to the Lessors and the Lessee within two months of his appointment or within such extended period as the Lessors may agree.

(8) If the Surveyor comes to the conclusion that the current open market rental value of the Demised Premises is less than the rent offered for the period preceding the relevant period of five years (hereinafter called "the current rent") the new rent shall nevertheless be the same as the current rent and the decision of the Surveyor shall so state.

(9) If the Surveyor shall fail to determine the new rent and give notice thereof within the time and in the manner hereinbefore provided or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder the Lessors may apply to the said Chairman for a substitute to be appointed in his place which procedure may be repeated as many times as necessary subject always to an ultimate power to apply to the Court for an appointment of an Arbitrator as provided by Section 18 of the Arbitration Act 1954 or any statutory reenactment or modification of such provisions.

(10) Rent shall not be due at the rate of the new rent until after the Tenants have been given such notice thereof as is hereby provided and in the event of the relevant period of five years starting before such notice has been given to him the rent shall continue to be due at the rate of the current rent on each day appointed by this Lease for payment of rent until the said notice is given to him. On the first day after the notice is given to him which is a day appointed, by this Lease for payment of rent there shall fall due for payment the appropriate installment of the new rent together with, by way of additional rent, a sum equal to the difference between the new rent and the rent actually paid for any part of the relevant period of five years in respect of which a rent less than the new rent has been paid.

(11) The fees of the Surveyor shall be shared equally between the Lessors and the Lessee.

(12) As respects all periods of time referred to in this Schedule time shall be deemed to be of the essence of the Contract.

PAYABLE: In advance by equal quarterly payments on the 1st day of January, 1st day of April, 1st day of July and 1st day of October in each year the first payment to be made on the execution hereof and to be in respect of the period ending on the 30th day of June 1997.


      FIFTH SCHEDULE

          Brewing of Beer together with the kegging and bottling of the same.

IT IS HEREBY CERTIFIED that the premises hereby demised are situate in the county of Kildare.

IN WITNESS whereof the Lessors and the Lessee have executed this deed the day and year first herein WRITTEN.


Signed Sealed and Delivered

by Aidan McGuinness                         /s/ Aidan McGuinness
in the presence of:                         /s/



Signed Sealed and Delivered

by Mark McGuinness                          /s/ Mark McGuinness
in the presence of:                         /s/



PRESENT when the Common Seal:               /s/ James L. Ake
of THE LESSEE was affixed:                  /s/ Celtic Brew LLC
hereto:-                                    /s/ Nancy Hernandez

                         DATED THE 1ST DAY OF MAY 1997



                               Aidan  McGuinness

                                      and

                               Mark  McGuinness

                                   One Part

                                      AND

                              Celtic  Brew L.L.C.

                                  Other Part



                                 21 YEAR LEASE



                                                     RANDAL DOHERTY & ASSOCIATES
                                                     SOLICITORS
                                                     26 HERBERT PLACE
                                                     DUBLIN 2

FIRST FLOOR
(not to scale)

_______________________________________________________________________________
|                             |                      |                        |
|                             |                      |                        |
|                             |                      |                        |
|          MALT               |       TM PLANT       |                        |
|          ROOM               |                      |      HOSPITALITY       |
|                             |                      |         SUITE          |
|                             |                      |                        |
|                             |                      |                        |
|                             |                      |                        |
|_____________________________|___________           |________________________|
|           |                 |    |     |           |              |         |
|           |                 |    |     |           |              |         |
|           |     WATER       |____|     |           |              | TOILET  |
|           |   TREATMENT     |          |           |              |_________|
|           |                 |          |           |                        |
|           |                 |          |           |                        |
|           |                 |          |           |                        |
|           |______           |          |           |                        |
|                  |          |          |           |                        |
|                  |          |         /            |                        |
|                  |          |        /             |                        |
|                  |__________|        |             |                        |
|                             |        |             |                        |
|                             |        |             |                        |
|                             |        |             |                        |
|                             |        |             |               _________|
|                             |________|             |              |         |
|                                                    |              |         |
|                                                    |              |  LAB    |
|                                                    |              |         |
|                                                    |______________|_________|
|                                                    |                        |
|                                                    |                        |
|                                                    |                        |
|                                                    |                        |
|                                                    |         OFFICE         |
|                                                    |                        |
|                                                    |                        |
|                                                    |                        |
|                ____________________                |                        |
|_______________|                    |_______________|________________________|
                |____________________|

GROUND FLOOR
(not to scale)

                 _____________________
________________|                     |________________________________________
|        |      |_____________________|    |                        |         |
|        |                                 |                        |         |
|        |                                 |                        |         |
|        |                                 |                        |         |
|        |                                 |                        |         |
|________|                                 |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |________________________|         |
|                                          |             |          |         |
|                                          |             |          |         |
|                                          |             |          |         |
|                                          |             |          |         |
|                                          |             |          |         |
|                                          |             |          |         |
|                                          |             |__________|         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |________________________|         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |                        |         |
|                                          |________________________|         |
|                                          |                        |         |
|                                          |                        |         |
|                ____________________ _____|________________________|         |
|_______________|                    |_____|________________________|_________|
                |____________________|_____|________________________|